                                                                   EXHIBIT 10.11
                              GREATER BAY BANCORP

                                 1997 ELECTIVE

                           DEFERRED COMPENSATION PLAN

                               TABLE OF CONTENTS


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ARTICLE I    DEFINITIONS.......................................................................1

     Section 1.01         Definitions..........................................................1
             "Account" or "Deferred Compensation Contribution Account".........................1
             "Beneficiary".....................................................................1
             "Board"...........................................................................2
             "Committee".......................................................................2
             "Compensation"....................................................................2
             "Deferred Compensation Contributions".............................................2
             "Director"........................................................................2
             "Disabled" or "Disability"........................................................2
             "Election Form"...................................................................2
             "Employee"........................................................................2
             "Interest Reference Rate".........................................................2
             "Participant".....................................................................3
             "Plan Year".......................................................................3
             "Subsidiary"......................................................................3

ARTICLE II   PARTICIPATION.....................................................................3

     Section 2.01         Eligibility and Participation........................................3
     Section 2.02         Enrollment of Participants...........................................3
     Section 2.03         Duration of Participation............................................4

ARTICLE III  CONTRIBUTIONS.....................................................................4

     Section 3.01         Deferred Compensation Contributions..................................4
     Section 3.02         Election Procedure...................................................4
     Section 3.03         Failure to Elect.....................................................4
     Section 3.04         Irrevocability of Election by the Participant........................5
     Section 3.05         Company or Subsidiary Contributions..................................5
     Section 3.06         FICA and Other Taxes.................................................5

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                                       i
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                               TABLE OF CONTENTS
                                  (Continued)

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ARTICLE IV   PARTICIPANT ACCOUNTS AND INVESTMENT OPTIONS.......................................5

     Section 4.01         Participant Accounts.................................................5
     Section 4.02         Investment Options...................................................5
     Section 4.03         Crediting of Additions...............................................5
     Section 4.04         Minimum Benefit......................................................6

ARTICLE V    BENEFITS..........................................................................6

     Section 5.01         Vesting..............................................................6
     Section 5.02         Payments of Benefits.................................................6
     Section 5.03         Hardship Withdrawals for Disability or Unforeseeable Emergencies.....7
     Section 5.04         Non-Emergency Withdrawal.............................................8
     Section 5.05         Regulatory Accelerated Payout........................................8

ARTICLE VI   CREDITOR RIGHTS; NO TRUST.........................................................9

ARTICLE VII  ADMINISTRATION OF PLAN...........................................................10

     Section 7.01         Plan Administration.................................................10
     Section 7.02         Examination of Records..............................................10
     Section 7.03         Nondiscriminatory Exercise of Authority.............................10
     Section 7.04         Claim For Benefits and Review of Denial.............................11
             (A)          Submission of Claim.................................................11
             (B)          Denial of Claim.....................................................11
             (C)          Appeal From Denial of Claim.........................................11
             (D)          Review of Appeal....................................................12
             (E)          Legal Action........................................................12
     Section 7.05         Correction of Administrative Errors.................................12
     Section 7.06         Participant Applications and Notices................................12

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                                      ii
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                               TABLE OF CONTENTS
                                  (Continued)

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ARTICLE VIII AMENDMENT AND TERMINATION OF PLAN................................................13

     Section 8.01         Amendment...........................................................13
     Section 8.02         No Contractual Obligation...........................................13
     Section 8.03         Procedure Upon Termination..........................................13

ARTICLE IX   MISCELLANEOUS PROVISIONS.........................................................13

     Section 9.01         Information To Be Furnished.........................................13
     Section 9.02         Limitation on Participants' Rights..................................13
     Section 9.03         Receipt and Release.................................................13
     Section 9.04         Nonassignability....................................................14
     Section 9.05         Incompetency........................................................14
     Section 9.06         No Guarantee of Tax Consequences....................................14
     Section 9.07         Indemnification of Company and Subsidiaries by Participants.........14
     Section 9.08         Benefits Solely From General Assets.................................14
     Section 9.09         Governing Law.......................................................15
     Section 9.10         Distribution in the Event of Taxation or ERISA Coverage.............15
     Section 9.11         Taxes and Withholding...............................................15
     Section 9.12         Adoption by Subsidiaries............................................15

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                                      iii

                              GREATER BAY BANCORP

                                 1997 ELECTIVE

                           DEFERRED COMPENSATION PLAN


     This Greater Bay Bancorp 1997 Elective Deferred Compensation Plan (the "Plan") is adopted by Greater Bay Bancorp, a California corporation (the "Company"), and its Subsidiaries to provide specified deferred compensation benefits to a select group of management or highly compensated employees and Directors who contribute materially to the continued growth, development, and future business success of the Company and its Subsidiaries. The Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.


                                    ARTICLE
                                    -------
I
-
                                  DEFINITIONS
                                  -----------

     Section 1.1   Definitions.  Whenever used in the Plan, the following
                   -----------
words and phrases shall have the meanings set forth below unless a different meaning is expressly provided or plainly required by the context in which the words or phrases are used:

             (A)   "Account" or "Deferred Compensation Contribution Account"
                    -------------------------------------------------------
     means the account maintained for each Participant which represents his or her total interest in the Plan as of any date and which consists of the Participant's account to which (i) Deferred Compensation Contributions have been credited under the Plan, plus (ii) Additions have been credited in accordance with Section 4.03 of this Plan, and (iii) all distributions have been subtracted. This Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant pursuant to this Plan. Each Participant's Account shall be maintained on a Plan Year-by-Plan Year basis so that the Deferred Compensation Contribution for a Participant for each Plan Year shall be tracked separately, as well as any Additions thereto and any distributions with respect to the deferred amounts attributable to that particular Plan Year.

             (B)   "Additions" means deemed earnings on Deferred Compensation
                    ---------
     Contributions with respect to the Interest Reference Rate applicable to the Deferred Compensation Contributions for a particular Plan Year for a Participant.

             (C)   "Beneficiary" means one or more persons, trusts, estates or
                    -----------
     other entities designated in accordance with Section 5.02(C) of the Plan that are entitled to receive benefits under the Plan upon the death of a Participant.

             (D)   "Board" means the Board of Directors of the Company or a
                    -----
     Subsidiary, as the context requires.

             (E)   "Committee" means the Deferred Compensation Committee created
                    ---------
     by the Company Board or, if none, the Company Board itself. The Committee shall consist of at least two (2) members, who may themselves also be Participants.

             (F)   "Compensation" means, with respect to any Employee, the gross
                    ------------
     salary or wages paid to such Employee by the Company or a Subsidiary that is includable in the Employee's gross income for each calendar year (determined without regard to community property laws), including bonuses, overtime, commissions and automobile allowances and including pretax deferrals to any Company or Subsidiary Section 401(k) retirement savings plan, salary reduction contributions to any Section 125 cafeteria plan maintained by the Company or a Subsidiary, and deferred compensation contributions to this Plan, but excluding (1) any other amounts contributed by the Company or a Subsidiary to any pension plan or plan of deferred compensation and (2) any amount paid by the Company or a Subsidiary for non-taxable fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, or perquisites. In the case of Directors, Compensation means the annual fees paid by the Company or a Subsidiary, including retainer fees and meetings fees, as compensation for serving on the Board of the Company or a Subsidiary.

             (G)   "Deferred Compensation Contributions" means the amount of
                    -----------------------------------
     Compensation a Participant elects to have the Company or a Subsidiary defer on his or her behalf under the Plan on a pretax basis in accordance with
     Section 3.01.

             (H)   "Director" means a member of a Board.
                    --------

             (I)   "Disabled" or "Disability" means permanent and total
                    --------      ----------
     disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

             (J)   "Election Form" means that form to be provided to a
                    -------------
     Participant by the Company or a Subsidiary by which the recipient may elect to participate in the Plan for a particular Plan Year. A copy of the initial form of Election Form is attached hereto as Exhibit A. The Committee may modify such form from time to time.

             (K)   "Employee" means any person who is either (1) a Director, or
                    --------
     (2) a common law employee of the Company or a Subsidiary who is a member of a select group of management or highly compensated employees.

             (L)   "Interest Reference Rate" means, for each Plan Year, the
                    -----------------------
     published average Moody's corporate bond yield for AAA-rated corporate bonds published for the month of January of each Plan Year, plus 200 basis points. It is acknowledged that Moody's publishes such bond yields weekly during each month and that the Interest Reference Rate will be an average of such weekly bond yields as published from time to time for January of a Plan Year. Notwithstanding such average, the Interest Reference Rate for a Plan Year shall not be less than a 7% floor nor greater than a 10% ceiling, except that the Committee (in its sole and absolute discretion) may increase the Interest Reference Rate above said 10% ceiling for any Plan Year. The Interest Reference Rate as so computed shall float from year to year. If Moody's ceases publication of such bond yields, the Committee may select any comparable published rate as a replacement.

             (M)   "Participant" means an Employee who has been selected to
                    -----------
     participate in the Plan by the Committee for a particular Plan Year in accordance with the rules of eligibility established by the Committee and shall include, where the context requires, a former Participant entitled to benefits under the Plan.

             (N)   "Plan Year" means, for the initial year of the Plan, December
                    ---------
     1, 1997 through December 31, 1997, and thereafter a 12-month period ending each December 31.

             (O)   "Subsidiary" means any corporation that has adopted the Plan
                    ----------
     and in which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of such corporation. Every corporation satisfying the foregoing ownership test as of the date of the adoption of the Plan by the Company has adopted the Plan simultaneously. Additional corporations may become Subsidiaries in the future if the foregoing ownership test is met and their Boards adopt the Plan.


                                  ARTICLE II
                                  ----------
                                 PARTICIPATION
                                 -------------

     Section 2.1    Eligibility and Participation.  As set forth in the
                    -----------------------------
definitions of "Employee" and "Participant," only certain Directors and a select group of management or highly compensated common law employees of the Company or a Subsidiary are eligible to participate in the Plan in accordance with such eligibility rules as the Committee may establish. Each Employee selected by the Committee for participation in the Plan with respect to a particular Plan Year shall become eligible to participate in the Plan upon notice by the Committee of his or her eligibility for participation for that Plan Year.

     Section 2.2    Enrollment of Participants.  Each Employee eligible to
                    --------------------------
participate in the Plan and selected by the Committee for possible participation for a particular Plan Year as provided in Section 2.01 shall complete an Election Form pursuant to Section 3.02 with regard to that

Plan Year. At the time of his or her initial enrollment, each such Employee shall also designate a Beneficiary to receive benefits under the Plan in the event such Employee dies prior to the time all benefits held in his or her Account under the Plan have been distributed to him or her.

     Section 2.3    Duration of Participation.  From Plan Year to Plan
                    -------------------------
Year, the Committee may select potential Participants for that particular Plan Year from among the Employees in its sole and absolute discretion. Selection of an Employee as a potential Participant with respect to one Plan Year does not guarantee selection of that Employee as a potential Participant with respect to any subsequent Plan Year by the Committee.


                                  ARTICLE III
                                  -----------
                                 CONTRIBUTIONS
                                 -------------

     Section 3.1    Deferred Compensation Contributions.  Each Plan Year, a
                    -----------------------------------
Participant may designate on an Election Form a percentage of his or her Compensation to have allocated to the Plan as a Deferred Compensation Contribution in accordance with the provisions of Section 3.02, subject to the limits set forth herein. A Participant may elect to have such contributions made from bonuses or Director fees at a lower or higher rate than from other Compensation. The minimum annual deferral is $2,000 in the aggregate, and the maximums are: 100% of Director's fees; 100% of bonuses; and 50% of other Compensation.

     Section 3.2    Election Procedure.  At or about the effective date of
                    ------------------
the Plan, and shortly before each subsequent January 1, the Committee shall provide an Election Form to each Employee who is selected by the Committee to participate in the Plan and to become a Participant with respect to the next Plan Year. Each such selected eligible Employee who elects to make a Deferred Compensation Contribution for the applicable Plan Year shall so specify on the Election Form and shall agree to a corresponding reduction in his or her cash Compensation. A Participant must complete his or her annual Election Form and return it to the Committee on or before such date as the Committee shall specify, which date shall be no later than the last day of the calendar month prior to commencement of the Plan Year for which the Participant's election shall be effective. For the initial Plan Year only, an eligible Employee selected for participation shall have thirty (30) days from the date he or she becomes selected as eligible to participate in the Plan to return to the Committee his or her properly completed Election Form on the deferral of Compensation for services rendered by such Employee after his or her deferral election. An election made by an eligible selected Employee shall apply only for one Plan Year, and each eligible Employee selected for participation for a subsequent Plan Year must make a separate election for that Plan Year.

     Section 3.3    Failure to Elect.  An eligible Employee selected for
                    ----------------
participation but failing to return a completed Election Form to the Committee on or before the specified due date for a Plan Year shall be deemed to have elected to receive his or her full Compensation in cash for that Plan Year.

     Section 3.4    Irrevocability of Election by the Participant.  Except
                    ---------------------------------------------
as provided in Section 5.03 and Section 5.04, a Deferred Compensation Contribution election made under the Plan shall remain irrevocable for the entire Plan Year for which the election is made.

     Section 3.5    Company or Subsidiary Contributions.  Currently the
                    -----------------------------------
Plan does not provide for Company or Subsidiary contributions.

     Section 3.6    FICA and Other Taxes.  For each Plan Year in which a
                    --------------------
Deferred Compensation Contribution is being withheld, the Company or Subsidiary shall ratably withhold from the Participant's Compensation the Participant's share of FICA and other employment taxes imposed on such Compensation; first, from Compensation not deferred under the Plan, and (if necessary) second, from Compensation which otherwise would be deferred under the Plan.
IV
--
                  PARTICIPANT ACCOUNTS AND INVESTMENT OPTIONS
                  -------------------------------------------

     Section 4.1    Participant Accounts.  The Company or Subsidiary shall
                    --------------------
establish a Deferred Compensation Contribution Account on behalf of each Participant which shall be credited Plan Year-by-Plan Year with Deferred Compensation Contributions on behalf of such Participant. Deferred Compensation Contributions with respect to regular Compensation shall be credited at least monthly and Deferred Compensation Contributions with respect to Compensation paid less frequently than monthly shall be credited promptly after such Compensation otherwise would have been paid.

     The Committee shall maintain records relative to each Participant's Deferred Compensation Contribution Account so that its value may be determined as of any business day as provided in Sections 4.03 and 5.02(B) below. Each Participant shall be advised from time to time, at least once each Plan Year, as to the status and value of his or her Deferred Compensation Contribution Account.

     Section 4.2    Investment Options.  A Participant shall be deemed to
                    ------------------
have his or her Deferred Compensation Contribution for each Plan Year treated as if such Contribution were invested and reinvested at the Interest Reference Rate. Participants have no other investment options with respect to Deferred Compensation Contributions.

     Section 4.3    Crediting of Additions.  The Deferred Compensation
                    ----------------------
Contributions that a Participant makes to the Plan each Plan Year shall be deemed to have been invested and reinvested from time to time at the Interest Reference Rate. The Committee shall credit the Participant's Account with Additions on the Deferred Compensation Contributions credited to the Participant's Account. Additions to the Participant's Account shall accrue beginning on the date the Account first has a positive balance and shall continue until the Participant has received his or her Account in full as provided under Section 5.02. Deemed interest shall be credited quarterly and compounded quarterly on a Participant's Account, as if each Deferred Compensation Contribution were allocated to such Account on the last day of the quarter in which it would otherwise be paid as Compensation. In the case of any event resulting in a distribution to a Participant or Beneficiary prior to the end of a Plan Year, the basis for that Plan Year's interest crediting will be a fraction of the full year's interest, based on the number of full calendar quarters during the Plan Year prior to the calendar quarter in which the distribution occurred.

     Section 4.4    Minimum Benefit.  Notwithstanding any provision of the
                    ---------------
Plan to the contrary, in no event shall the amount of benefits payable to a Participant be less than the total amount of Deferred Compensation Contributions that the Participant has made to the Plan during his or her years of participation in the Plan, less all distributions.


                                   ARTICLE V
                                   ---------
                                   BENEFITS
                                   --------

     Section 5.1    Vesting.  Each Participant shall be fully vested in his
                    -------
or her Deferred Compensation Contribution Account at all times.

     Section 5.2    Payments of Benefits.  Except as provided in the
                    --------------------
remaining provisions of this Article V, a Participant's benefits hereunder shall be paid to the Participant (or to his or her Beneficiary following the Participant's death), as follows:

             (A) That portion of the Participant's Account with respect to a Deferred Compensation Contribution for a Plan Year which the Participant has elected to have payable in the form of installments based upon the Participant's designation on his or her Election Form for that Plan Year shall be payable to him or her in the form of installments, and that portion of the Participant's Account with respect to a Deferred Compensation Contribution for a Plan Year which the Participant has elected to have payable in the form of a lump sum based upon the Participant's designation on his or her Election Form for that Plan Year shall be payable to him or her in the form of a lump sum, at such time as provided below.

             (B) Payment of a Participant's benefit in the form of installments and/or a lump sum shall commence or shall be payable, as applicable, within 60 days following the Participant's death or payout commencement date specified in the applicable Election Form.

             Notwithstanding the foregoing, the Committee may in its sole and absolute discretion disregard an installment election by the Participant and direct the payment of the Participant's benefit in a single lump sum, if the total amount of the benefit does not exceed $25,000. If the Participant dies before all installment benefits have been paid, the remaining installments shall be paid (over the remaining period) to his or her Beneficiary; provided, that the Committee in its sole and absolute discretion may determine to pay the value of the Account to the Beneficiary in a lump sum.

             (C) A Participant may designate or change at any time the Beneficiary to receive the Participant's benefits hereunder in the event of his or her death. Any such designation shall be made on a form provided by the Committee for that purpose, and shall not be effective until the form is filed with the Committee. A form of beneficiary designation is attached hereto as Exhibit B, which form the Committee may modify from time to time. Spousal consent is required if a married Participant wishes to name a primary Beneficiary other than his or her spouse. If no Beneficiary is designated, or if a designated Beneficiary shall not survive to receive all payments due hereunder, all or such part of the Participant's Account as have not been distributed shall be payable to the Participant's spouse, and, if no spouse survives, to the Participant's children, with equal shares among living children and with the living descendants of a deceased child receiving equal portions of the deceased child's share, and in the absence of spouse or descendant, to the Participant's estate. For purposes of this paragraph, "descendant" means all persons who are descended from the person referred to, either by legitimate birth to or legal adoption by such person, or any of such person's legitimately born or legally adopted descendants except descendants adopted by other persons. The Participant may designate a Beneficiary's estate or other conditional Beneficiaries in the event the first designated Beneficiary does not survive to receive full payment.

     Section 5.3  Hardship Withdrawals for Disability or Unforeseeable
                  ----------------------------------------------------
     Emergencies.
     -----------

             (A)  Amount.  Upon Committee approval, in the case of Disability
                  ------
     of a Participant or an unforeseeable emergency with respect to a Participant, a Participant shall be permitted to (1) make a cash withdrawal, in any whole percentage increment or dollar amount, of up to one hundred percent (100%) of the amount in his or her Account, and/or (2) suspend any deferrals required to be made by him or her, for such period as the Committee may approve. However, the amount of any distribution under this section in the case of an unforeseeable emergency or Disability shall be limited to the amount necessary to defray the hardship expense which is not reasonably available from other sources outside the Plan and which constitutes an unforeseeable emergency. For this purpose, the Bank may accept the written statement of the Participant stating the nature of his or her immediate and heavy financial need, his or her financial resources, and the fact that the amount of withdrawal requested is not reasonably available from other sources.

             (B)  Withdrawal Procedure.  A Participant wishing to withdraw any
                  --------------------
     amount hereunder shall do so by making application therefor which demonstrates to the satisfaction of the Committee (in its sole and absolute discretion) that the Participant is confronted by Disability or by a financial hardship due to an unforeseeable emergency. Application for withdrawals shall be made on such forms as the Committee prescribes and may be made at any time, effective as of the first day of the month following at least fifteen (15) days' notice to the Committee. Distribution of withdrawals shall be made in a lump sum as soon as is administratively possible following such date. Withdrawal distributions shall be based on the value of the Participant's Account as of the last day of the month prior to the date of the withdrawal.

             (C)  Definition of Unforeseeable Emergency.  For purposes of this
                  -------------------------------------
     section, "unforeseeable emergency" includes severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant (not resulting in Disability, however) or of a dependent (as defined in section 152(a) of the Internal Revenue Code of 1986, as amended) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, no withdrawal shall be permitted to the extent that such hardship is or may be relieved:

                  (1) Through reimbursement or compensation by insurance or
             otherwise;

                  (2) By liquidation of the Participant's assets (not including qualified retirement plan benefits), to the extent the liquidation of such assets would not itself cause severe financial hardship; or

                  (3) By cessation of deferrals under the Plan.

     Section 5.4  Non-Emergency Withdrawal.  A Participant may elect (on
                  ------------------------
a form provided by the Committee), at any time, to withdraw all of his or her Deferred Compensation Contribution Account, less a 10% withdrawal penalty which shall be forfeited upon such withdrawal. No partial withdrawals are allowed. Upon such a withdrawal, the Participant's participation in the Plan shall cease, and the Participant may not participate in the Plan for two (2) Plan Years following the Plan Year in which the withdrawal occurs.

     Section 5.5  Regulatory Accelerated Payout.  If at any time any
                  -----------------------------
Subsidiary that is a bank is determined to be "significantly undercapitalized" pursuant to the prompt corrective action provisions of federal banking law, then, notwithstanding the general provisions of this Article V above, the Subsidiary shall immediately distribute to such Subsidiary's Participants or Beneficiaries a lump sum cash amount equal to the Account balances of such distributees. In the event bank Subsidiaries of the Company constituting more than two-thirds (2/3) of the net assets of the Company have been determined to be "significantly undercapitalized" as defined above, the Company shall make a similar immediate payout to the Company's Participants and Beneficiaries. All determinations for purposes of this Section 5.05 shall be made by the Committee in its sole and absolute discretion.

                                  ARTICLE VI
                                  ----------
                           CREDITOR RIGHTS; NO TRUST
                           -------------------------

     By participating in the Plan, a Participant shall become a mere unsecured creditor of the Company or a Subsidiary. No assets of the Company or a Subsidiary shall be placed in trust or otherwise set aside from the claims of general creditors of the Company or a Subsidiary for the benefit of any Participant. A Participant shall have the mere promise of the Company or a Subsidiary to pay deferred compensation in the future. A Participant's right to benefit payments under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or his Beneficiary.

     The foregoing not withstanding, upon the occurrence of a Change in Control as the term is defined below, the Company shall create an irrevocable trust, the assets of which are subject to the claims of general creditors of the Company or a Subsidiary (the "Rabbi Trust"), and transfer all amounts credited to the Deferred Compensation Contribution Account of each Participant to such Rabbi Trust. For purposes of the Plan, the term "Change in Control" shall mean the first to occur of any of the following events:

               (A) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange
     Act), directly or indirectly, of 25% or more of the Company's capital stock entitled to vote in the election of Directors;

               (B) During any period of not more than two consecutive years, not including any period prior to the adoption of this Trust, individuals who, at the beginning of such period constitute the Board of Directors of the Company, and any new Director (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (A), (C), (D) and (E) of this Article) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths (3/4ths) of the Directors then still in office, either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

               (C) The shareholders of the Company approve any consolidation or merger of the Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger hold more than 50% of the common stock of the surviving corporation immediately after the consolidation or merger;

               (D) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

               (E) The shareholders of the Company approve the sale or transfer of substantially all of the Company's assets to parties that are not within a "controlled group of corporations" (as defined in Code Section 1563) in which the Company is a member.


                                  ARTICLE VII
                                  -----------
                             ADMINISTRATION OF PLAN
                             ----------------------

     Section 7.1    Plan Administration.  The administration of the Plan
                    -------------------
shall be under the supervision of the Committee, which shall see that the Plan is carried out, in accordance with its terms, for the exclusive benefit of persons entitled to participate in the Plan without discrimination among them. Committee members must recuse themselves with respect to any decisions of the Committee relating to that particular member individually. The Committee's powers will include, but will not be limited to, the following authority, in addition to all other powers provided by this Plan:

             (A) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

             (B) To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

             (C) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

             (D) To appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan; and

             (E) To allocate and delegate its responsibilities under the Plan and to designate other persons to carry out any of its responsibilities under the Plan, any such allocation, delegation or designation to be in writing.

     Section 7.2    Examination of Records.  The Committee will make
                    ----------------------
available to each Participant such of his or her records under the Plan as pertain to the Participant, for examination at reasonable times during normal business hours.

     Section 7.3    Nondiscriminatory Exercise of Authority.  Whenever, in
                    ---------------------------------------
the administration of the Plan, any discretionary action by the Committee is required, the Committee shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment. The Committee is given broad discretion to interpret and construe the Plan and to carry out its responsibilities hereunder. Subject to the rights of appeal set forth in Section 7.04, decisions and interpretations of the Committee shall be final, conclusive, and binding once made and shall be entitled to judicial deference, and shall be upheld unless found to be arbitrary or capricious.

     Section 7.4   Claim For Benefits and Review of Denial.
                   ---------------------------------------

             (A)   Submission of Claim.  A Participant or Beneficiary (the
                   -------------------
     "Claimant") may file a claim for benefits under the Plan by writing a letter to the Committee which requests the determination of the Claimant's entitlement to benefits and which states the basis for the claim. The claim must be dated and signed by the Claimant, and must contain the Claimant's address and telephone number.

             (B)   Denial of Claim.  If a claim is wholly or partially denied,
                   ---------------
     the Committee shall, within ninety (90) days after receipt of the claim, provide written notice to the Claimant setting forth the following in a manner calculated to be understood by the Claimant:

                   (1) The specific reason or reasons for the denial;

                   (2) Specific reference to pertinent Plan provisions on which the denial is based;

                   (3) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

                   (4) Appropriate information as to the steps to be taken if the Claimant wishes to submit his or her claim for review.

             If special circumstances require an extension of time for processing the claim, the Committee may extend the period for an additional ninety (90) days by furnishing written notice of the extension to the Claimant prior to the termination of the initial ninety 90-day period.

             If notice of denial of the claim is not furnished to a Claimant within these periods, and the claim has not been granted within these periods, the claim shall be deemed denied for the purposes of review.

             (C)   Appeal From Denial of Claim.  A Claimant may appeal the
                   ---------------------------
     denial of a claim to the Committee by delivering to the Committee a written application for review within sixty (60) days after receipt by the Claimant of written notification of denial of the claim, or such longer period as the Committee may, in its reasonable discretion, permit. The written application shall be dated and signed by the Claimant or his or her authorized representative and shall request a review of the prior denial of the claim. The Claimant shall be entitled to a full and fair review of the denial of his or her claim, including the opportunity for the

     Claimant or his or her authorized representative to review pertinent documents and to submit issues and comments in writing.

             (D)   Review of Appeal.  The Committee shall make its decision on
                   ----------------
     the appeal within sixty (60) days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing if, in the Committee's determination, a hearing is necessary or advisable) require an extension of time, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. If the decision on review is not furnished within these time limits, the claim shall be deemed denied on review.

             The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, and specific references to the pertinent Plan provisions on which the decision is based.

             (E)   Legal Action.  Compliance with the administrative appeal
                   ------------
     provisions of this Section 7.04 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

     Section 7.5   Correction of Administrative Errors.  If an error is
                   -----------------------------------
made in the administration of the Plan, the Committee shall promptly correct the error upon its discovery. For this purpose, "administration" shall encompass the entire operation of the Plan, including, but not limited to, eligibility, participation and benefit calculation and distribution. If a Claimant (as defined in Section 7.04) has been denied a benefit payment due to such administrative oversight, the Committee shall determine the correct interest of the Claimant and the Company or Subsidiary shall pay an amount on behalf of the Claimant as is necessary to rectify the error. If an excessive payment has been made for a Participant or Beneficiary, the Committee shall advise the Participant or Beneficiary of the error and shall take such actions on the Plan's behalf as are necessary to retrieve the excessive payment.

     Section 7.6    Participant Applications and Notices.  Any Participant
                    ------------------------------------
or Beneficiary applications or notices required to be made to the Committee hereunder shall be made to the Committee at the Company's principal office address, and shall be deemed made upon personal delivery, two (2) days following posting by express mail (postage prepaid), Federal Express or similar overnight carrier, or five (5) days after sending by ordinary mail, postage prepaid.

                                 ARTICLE VIII
                                 ------------
                       AMENDMENT AND TERMINATION OF PLAN
                       ---------------------------------

     Section 8.1    Amendment.  The Company shall have the right to amend
                    ---------
this Plan from time to time, and to amend or cancel any such amendments. Plan amendments shall be stated in an instrument executed by the Company and each Subsidiary adopting such amendment in the same manner as this Plan, and this Plan shall be deemed to have been amended in the manner and at the time therein set forth and all Participants and Beneficiaries shall be bound thereby; provided, however, that no amendments shall be effective which shall attempt to reduce the Account balance of any Participant or Beneficiary.

     Section 8.2    No Contractual Obligation.  It is the expectation of
                    -------------------------
the Company and the Subsidiaries that they will continue the Plan indefinitely, but the continuation thereof is not assumed as a contractual obligation by the Company or any Subsidiary. The Plan may be discontinued or terminated with respect to the Company or any Subsidiary at any time by action of the Company or Subsidiary. Discontinuance or termination of the Plan shall not have the effect of depriving any Participant or Beneficiary of any benefit owed under the Plan as of the date of termination of the Plan.

     Section 8.3    Procedure Upon Termination.  Upon the termination of
                    --------------------------
the Plan by the Company, the Company shall proceed as soon as administratively feasible, but in any event within one (1) year from such effective date, to distribute all of the Participants' Accounts owed under the Plan.


                                  ARTICLE IX
                                  ----------
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     Section 9.1    Information To Be Furnished.  Participants and
                    ---------------------------
Beneficiaries shall provide the Committee with such information and evidence, and shall sign such documents, as may reasonably be requested from time to time for the purpose of administration of the Plan.

     Section 9.2    Limitation on Participants' Rights.  Participation in
                    ----------------------------------
the Plan shall not give any person the right to continued employment, or any right or interest in the Plan other than as herein provided. The Company and each Subsidiary reserves the right to dismiss any person without any liability for any claim either against the Plan, except to the extent herein provided, or against the Company or Subsidiary. All benefits provided hereunder shall be provided solely by the Company or Subsidiary from its general assets.

     Section 9.3    Receipt and Release.  Any payment on behalf of any
                    -------------------
Participant or his or her legal representative or Beneficiary in accordance with the provisions of this Plan shall be, to the extent thereof, in full satisfaction of all claims against the Company or Subsidiary and the Company or Subsidiary may require such Participant, legal representative or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

     Section 9.4    Nonassignability.  None of the benefits, payments,
                    ----------------
proceeds or claims of any Participant or Beneficiary shall be subject to any claim of any creditor of any Participant or Beneficiary and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of any Participant or Beneficiary, nor shall any Participant or Beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds which he or she may expect to receive under this Plan.

     Section 9.5    Incompetency.  Every person receiving or claiming
                    ------------
benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the date on which the Committee receives a written notice, in a form and manner acceptable to the Committee, that such person is incompetent or a minor, for whom a guardian or other person legally vested with the care of his or her person or estate has been appointed; provided, however, that if the Committee shall find that any person to or for whom a benefit is payable under the Plan is unable to care for his or her affairs because of incompetency, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent or a brother or sister, or to any person or institution deemed by the Committee to have incurred expense for such person otherwise entitled to payment. To the extent permitted by law, any such payment so made shall be a complete discharge of liability therefor under the Plan.

     Section 9.6    No Guarantee of Tax Consequences.  The Company and the
                    --------------------------------
Subsidiaries make no commitment or guarantee that any Deferred Compensation Contributions or other benefits hereunder provided or to be provided to or for the benefit of a Participant or Beneficiary will be excludable from the Participant's or Beneficiary's gross income for federal or state income tax purposes, or that any other federal or state tax treatment will apply to or be available to any Participant or Beneficiary.

     Section 9.7    Indemnification of Company and Subsidiaries by Participants.
                    -----------------------------------------------------------
If a Deferred Compensation Contribution or other amount is allocated to an Account hereunder for any Participant and such allocation is taxable to the Participant, such Participant shall indemnify and reimburse the Company and Subsidiaries for any liability they may incur for failure to withhold federal or state income tax or Social Security tax from such payments. However, such indemnification and reimbursement shall not exceed the amount of additional federal and state income tax and interest that the Participant would have owed if the amount had been paid to the Participant as regular cash Compensation, plus the Participant's share of any Social Security tax that would have been paid on such Compensation, less any such additional income and Social Security tax actually paid by the Participant.

     Section 9.8    Benefits Solely From General Assets.  The benefits
                    -----------------------------------
provided hereunder will be paid solely from the general assets of the Company or Subsidiary, as applicable. This Plan is an unfunded Plan, with no segregated or separate assets required. No Participant or Beneficiary or other person shall have any claim against, right to, or security or other interest in, any fund, account or asset of the Company or Subsidiary from which any payment under the Plan may be made. All amounts of compensation deferred under the Plan, all property and rights purchased with such amounts, and all income attributable to such amounts, property or rights, shall remain (until made available to the Participant or other Beneficiary) solely the property and rights of the Company or Subsidiary (without being restricted to the provision of benefits under the Plan) subject only to the claims of the general creditors of the Company or Subsidiary, as applicable.

     Section 9.9    Governing Law.  This Plan shall be construed,
                    -------------
administered and enforced according to the laws of California.

     Section 9.10   Distribution in the Event of Taxation or ERISA Coverage.
                    -------------------------------------------------------

     If, for any reason, all or any portion of a Participant's Account under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his or her Account that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Company or Subsidiary shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her Account. If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall reduce the Participant's Account. The Committee shall also distribute a Participant's Account immediately in a lump sum in the event of a judicial or administrative decision, or an opinion of Company's counsel, that such Participant is not a member of a "select group of management or highly compensated employees" within the meaning of Title I of ERISA (determined without regard to any termination of employment or termination of Director status with the Company or a Subsidiary).

     Section 9.11   Taxes and Withholding.  The Company or Subsidiary may
                    ---------------------
withhold from any distribution under this Plan any and all employment and income taxes that are required to be withheld under applicable law.

     Section 9.12   Adoption by Subsidiaries.  Any corporation that is now
                    ------------------------
or hereafter becomes a Subsidiary may adopt this Plan by executing a counterpart signature page hereto and furnishing written notice of such adoption to the Committee.

            IN WITNESS WHEREOF, the Company and each Subsidiary has caused this Plan to be executed in its name and behalf as of the 22nd day of December, 1997, by its officers thereunto duly authorized.


                                    GREATER BAY BANCORP,
                                    a California corporation

                                    /s/ Steven C. Smith
                                    -------------------
                                    By: Steven C. Smith

                                    Title: EVP and Chief Operating Officer


Exhibit A - Greater Bay Bancorp Elective Deferred Compensation Election Form Exhibit B - Beneficiary Designation



                           CERTIFICATE OF SECRETARY
                           ------------------------

            The undersigned, being the duly appointed Secretary for Greater Bay Bancorp, a California corporation (the "Company"), hereby certifies that the foregoing Greater Bay Bancorp 1997 Elective Deferred Compensation Plan was duly adopted by the Board of Directors of the Company at a Board meeting on November 19, 1997.

Date: December 22, 1997       /s/ Shawn E. Saunders
                              ---------------------------------------------
                              Assistant Secretary